PROVISIONS	12 Months Ended
Dec. 31, 2018
Other provisions [abstract]
PROVISIONS
PROVISIONS
a) Provisions

	As at December 31, 2018	As at December 31, 2017
Environmental rehabilitation (“PER”)	$2,726	$2,944
Post-retirement benefits	42	48
Share-based payments	26	37
Other employee benefits	22	27
Other	88	85
	$2,904	$3,141

b) Environmental Rehabilitation

	2018	2017
At January 1	$3,096	$2,246
PERs divested during the year	—	(31)
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	(30)	46
Settlements
Cash payments	(48)	(41)
Settlement gains	(2)	(1)
Accretion	13	12
Operating Sites
PER revisions in the year	(247)	836
Settlements
Cash payments	(18)	(18)
Settlement gains	(1)	(1)
Accretion	74	48
At December 31	$2,837	$3,096
Current portion (note 24)	(111)	(152)
	$2,726	$2,944

The eventual settlement of substantially all PERs estimated is expected to take place between 2019 and 2058.

The total PER has decreased in the fourth quarter of 2018 by $109 million primarily due to changes in discount rates combined with changes in cost estimates at our Pascua-Lama, Pierina, Veladero, Hemlo and Golden Sunlight properties. For the year ended December 31, 2018, our PER balance decreased by $259 million primarily due to changes in discount rates. A 1% increase in the discount rate would result in a decrease in PER by $322 million and a 1% decrease in the discount rate would result in an increase in PER by $398 million, while holding the other assumptions constant.